SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 9, 2005


Commission File Number: 0-7914


                        BASIC EARTH SCIENCE SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             84-0592823
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(State or other jurisdiction                                   (I.R.S. Employer
of incorporation or organization)                        Identification Number)

1801 Broadway, Suite 620
Denver, Colorado                                                     80202-3835
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(Address of principal executive offices)                             (Zip Code)

                                 (303) 296-3076
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                   (Registrant telephone including area code)

Item 8.01.   Other Events and Regulation FD Disclosure

On March 9, 2005 Basic Earth Science Systems, Inc. (Basic, or the Company) released further production details on its Halvorsen 31X-1 dual-lateral, horizontal Bakken formation test in Richland County, Montana. The Company reported that completion operations on the well had been finalized and that the well was currently flowing back stimulation fluids and approximately 400 barrels of oil per day. Basic further reported that, at this time, only the northern lateral received stimulation treatment and that the southern lateral will remain shut-in and un-stimulated for now to allow time to reduce the near-wellbore, formation pressure prior to hydraulically stimulating this lateral.

Item 9.01.   Exhibits

     (C) Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release dated March 9, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BASIC EARTH SCIENCE SYSTEMS, INC.


Date:  March 9, 2005                        By:  /s/ Ray Singleton
                                            -----------------------------
                                            Ray Singleton, President